Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Vertical Bridge REIT, LLC
750 Park of Commerce Drive, Suite 200
Boca Raton, Florida 33487

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Vertical Bridge REIT, LLC (the “Company”) and Barclays Capital Inc. (“Barclays”) and Guggenheim Securities, LLC (collectively, the “Other Specified Parties” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of tower sites, the related tenant leases of such tower sites and iHeart radio stations in conjunction with the proposed offering of Vertical Bridge CC, LLC, Secured Tower Revenue Notes, Series 2020-2 (the “Transaction”).

The information provided to us, including the information set forth in the Initial Statistical Data File, Subsequent Statistical Data File and Radio Station Data File (each as defined herein), is the responsibility of the Company.  The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report.  Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

Sample Selection Procedures for Initial Statistical Data File:

On July 20, 2020, representatives of Barclays, on behalf of the Company, provided us with (i) a computer-generated data file and related record layout (the “Initial Data File”) containing data with respect to 935 tower sites (the “Initial Tower Sites”) and the related 1,095 tenant leases (the “Initial Tenant Leases”) and (ii) a listing (the “Initial Sample Listing”) that included (a) 50 Initial Tower Sites (the “Initial Sample Sites”) and (b) 219 Initial Tenant Leases related to the Initial Sample Sites (the “Initial Sample Tenant Leases”).  We make no representations as to the selection criteria used in determining the Initial Sample Sites or the Initial Sample Tenant Leases.

On July 30, 2020, representatives of Barclays, on behalf of the Company, provided us with a supplemental data file (the “Supplemental Data File”) containing the investment grade for each of the Initial Tenant Leases.  At the instruction of the Company, we appended the Initial Data File with the corresponding information set forth on the Supplemental Data File. The Initial Data File, as appended, is hereinafter referred to as the Initial Statistical Data File.

File Review Procedures of the Initial Sample Sites:

For each of the Initial Sample Sites, we performed comparisons of the tower site characteristics (the “Initial Tower Site Characteristics”) set forth on the Initial Statistical Data File and indicated below.

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Initial Tower Site Characteristics
1.	Ground interest	13.	Monthly monitoring expense*
2.	Site name	14.	Site operating expense*
3.	Site state	15.	Management fee*
4.	Tower type	16.	CAM revenue*
5.	Tower height	17.	Annual maintenance cap expense*
6.	Monthly revenue*	18	Annualized run rate net cash flow*
7.	Monthly ground rent expense*	19.	Ground lease expiration date@
8.	Monthly revenue share rent expense*	20.	Basic Trade Area (“BTA”)
9.	Monthly property tax amount*	21.	Tenant count
10.	Monthly utility expense*	22.	Number of towers per site
11.	Monthly maintenance expense*	23.	Telephony lease count
12.	Monthly insurance allocation*
* As of June 30, 2020
@ For Initial Sample Sites with a ground interest of “leased” set forth on or derived from the Title Insurance Policy.

We compared Initial Tower Site Characteristic 1. to the corresponding information set forth on or derived from the “Title Insurance Policy.”

We compared Initial Tower Site Characteristics 2. through 5. to the corresponding information set forth on or derived from photographs, site audits, engineering reports or construction drawings set forth in the Company records (collectively, the “Engineering Records”).  Further, at your instruction, for purposes of such comparisons of Initial Tower Site Characteristic 5., we did not perform any procedures for Sample Sites with a tower type of “SST on rooftop,” as set forth on the Engineering Records.

With respect to Initial Tower Site Characteristic 6., we summed the monthly revenue of each Initial Sample Tenant Lease (Initial Tenant Lease Characteristic 3. (as defined herein)) relating to each of the related Initial Sample Sites and compared the results of each summation to the corresponding monthly revenue set forth on the Initial Statistical Data File.  Further, at your instruction, differences of 2.5% or less of the monthly revenue indicated on the Initial Statistical Data File were deemed to be “in agreement.”

With respect to Initial Tower Site Characteristics 7. and 8., for Initial Sample Sites with a ground interest (as set forth on or derived from the Title Insurance Policy) of (i) “owned,” we observed a value of zero on the Initial Statistical Data File or (ii) “leased,” we compared the monthly ground rent expense and monthly revenue share rent expense to the corresponding information set forth on or derived from the “Ground Lease Agreement.” At your instruction, for purposes of such comparisons of Initial Tower Site Characteristics 7. and 8., differences of 2.5% or less of the monthly ground rent expense or monthly revenue share rent expense, as applicable, indicated on the Initial Statistical Data File were deemed to be “in agreement.”

We compared Initial Tower Site Characteristics 9. through 11. to the corresponding information set forth on the monthly expense worksheet as of June 30, 2020 (the “Unaudited Trial Balance”).

With respect to Initial Tower Site Characteristic 12., for Initial Sample Sites with a tower type (as set forth on or derived from the Engineering Records) of (i) “land,” we observed a monthly insurance allocation of $0.00 on the Initial Statistical Data File and (ii) not “land”, we observed a monthly insurance allocation of $19.00 on the Initial Statistical Data File.

With respect to Initial Tower Site Characteristic 13., we observed a monthly monitoring expense of (i) $3.20 on the Initial Statistical Data File for any Initial Sample Site with a tower height (as set forth on the Engineering Records) less than 199 feet or (ii) $31.75 on the Initial Statistical Data File for any Initial Sample Site with a tower height (as set forth on the Engineering Records) greater than or equal to 199 feet.

With respect to Initial Tower Site Characteristic 14., we recomputed the site operating expense as the sum of the (i) monthly property tax amount, (ii) monthly utility expense, (iii) monthly maintenance expense, (iv) monthly insurance allocation and (v) monthly monitoring expense (each as determined above).  We compared the results of such recomputations to the corresponding information set forth on the Initial Statistical Data File.

With respect to Initial Tower Site Characteristic 15., we recomputed the management fee as 5% of the product of (i) the difference between the (a) monthly revenue and (b) monthly revenue share rent expense (each as determined above) and (ii) 12.

We compared Initial Tower Site Characteristic 16. to the corresponding information set forth on an electronic loan file, prepared, created and delivered by the Company, from the Company’s lease Management System, as of the close of business June 30, 2020 (the “CAM Revenue File”).

With respect to Initial Tower Site Characteristic 17., for Initial Sample Sites with a tower type (as set forth on or derived from the Engineering Records) of (i) “land,” we observed an annualized maintenance cap expense of $0.00 on the Initial Statistical Data File and (ii) not land, we observed an annualized maintenance cap expense of $700 on the Initial Statistical Data File.

With respect to Initial Tower Site Characteristic 18., we recomputed the annualized run rate net cash flow as the difference between (a) the product of (i) the difference between the (x) monthly revenue and (y) sum of the monthly ground rent expense and site operating expense and monthly revenue share rent expense (each as determined above) and (ii) 12 and (b) sum of the annual maintenance cap expense and the management fee (each as determined above).  We compared the results of such recomputations to the corresponding information set forth on the Initial Statistical Data File.

We compared Initial Tower Site Characteristic 19. to the Ground Lease Agreement.  Further, at your instruction, for purposes of such comparisons, differences of thirty days or less are deemed to be “in agreement.”

We compared Initial Tower Site Characteristic 20. to a query prepared and delivered on July 29, 2020 by representatives of Barclays, on behalf of the Company (the “Basic Trade Area Query”).

With respect to Initial Tower Site Characteristic 21., we summed the number of Initial Sample Tenant Leases with respect to each Initial Sample Site set forth on the Initial Statistical Data File and compared the results of each summation to the tenant count set forth on the Initial Statistical Data File.

With respect to Initial Tower Site Characteristic 22., we summed the number of towers with respect to each Initial Sample Site set forth on the Initial Statistical Data File and compared the results of each summation to the number of towers per site set forth on the Initial Statistical Data File.

With respect to Initial Tower Site Characteristic 23., we summed the number of Initial Sample Tenant Leases with a technology classification (Initial Tenant Lease Characteristic 13.) of “telephony” for each Initial Sample Site and compared the results of each summation to the telephony lease count set forth on the Initial Statistical Data File.

The tower site documents described above (including the CAM Revenue File and Basic Trade Area Query) and any other related documents used in support of the Initial Tower Site Characteristics were provided to us by, or on behalf of, the Company and are collectively referred to hereinafter as the “Initial Tower Site Documentation.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Initial Tower Site Documentation and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Initial Tower Site Documentation.  In addition, we make no representations as to whether the Initial Tower Site Documentation are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Initial Sample Sites.

File Review Procedures of the Initial Sample Tenant Leases:

For each of the Initial Sample Tenant Leases, we performed comparisons of the tenant lease characteristics (the “Initial Tenant Lease Characteristics”) set forth on the Initial Statistical Data File and indicated below.

Initial Tenant Lease Characteristics
1.	Parent	11.	Final expiration date
2.	Relationship name	12.	Final expiration term (months)
3.	Monthly revenue	13.	Technology classification
4.	Lease commencement date	14.	Current term end (Months)
5.	Lease current expiration date	15.	Escalation Amount
6.	Lease escalation frequency	16	CAM revenue*
7.	Escalation type	17.	Annualized revenue
8.	Billing frequency	18.	Annualized CAM revenue
9.	Total number of renewals	19.	Investment grade
10.	Renewals Remaining
* As of June 30, 2020

We compared Initial Tenant Lease Characteristics 1. through 14. to the corresponding information set forth on or derived from the tenant lease agreement and amendments (collectively, the “Tenant Lease Agreement”).  At your instruction, for purposes of each comparison of Initial Tenant Lease Characteristic 3., differences of 2.5% or less of the monthly revenue indicated on the Initial Statistical Data File were deemed to be “in agreement.”  Further, at your instruction, for purposes of each comparison of Initial Tenant Lease Characteristics 4., 5. and 11., differences of 30 days or less are deemed to be “in agreement.”

We compared Initial Tenant Lease Characteristic 15. to the corresponding information on set forth on or derived from the Tenant Lease Agreement.  For purposes of such comparison, in the instance in which the Tenant Lease Agreement refers to a variable escalation increase based on the Consumer Price Index (“CPI”), we compared the escalation amount to screen shots from the Company’s servicing system (the “Servicing System Screen Shots”) or the Tenant Lease Agreement.

We compared Initial Tenant Lease Characteristic 16. to the corresponding information set forth on or derived from CAM Revenue File.

With respect to Initial Tenant Lease Characteristic 17., we recomputed the annualized revenue as the product of (i) the monthly revenue (as set forth on the Tenant Lease Agreement) and (ii) 12 and compared such result to the annualized revenue set forth on the Initial Statistical Data File.  At your instruction, for purposes of each comparison of Initial Tenant Lease Characteristic 17., differences of 2.5% or less of the annualized revenue indicated on the Initial Statistical Data File were deemed to be “in agreement.”

With respect to Initial Tenant Lease Characteristic 18., we recomputed the annualized CAM revenue as the product of (i) the CAM revenue (as set forth on the CAM Revenue File) and (ii) 12 and compared such result to the annualized CAM revenue set forth on the Initial Statistical Data File.

We compared Initial Tenant Lease Characteristic 19. to the “Rating Spreadsheet” provided to us by Barclays, on behalf of the Company, on July 30, 2020.

The tenant lease documents indicated above (including the Servicing System Screen Shots) and any other related documents provided in support of the Initial Tenant Lease Characteristics were provided to us by, or on behalf of, the Company and are collectively referred to hereinafter as the “Initial Tenant Lease Documentation.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Initial Tenant Lease Documentation and we make no representations concerning the accuracy or completeness of any of the information contained therein.  Further, we make no representations as to whether the Initial Tenant Lease Documentation are comprehensive and valid instruments and reflect the current prevailing terms with respect to the corresponding Initial Sample Tenant Leases.

Sample Selection Procedures for Subsequent Statistical Data File:

On August 10, 2020, representatives of Barclays, on behalf of the Company, provided us with a subsequent listing (the “Subsequent Sample Listing”) that included (a) 20 tower sites (the “Subsequent Sample Sites”) and (b) 26 tenant leases related to the Subsequent Sample Sites (the “Subsequent Selected Tenant Leases.”).  At the instruction of Barclays, on behalf of the Company, we removed Subsequent Selected Tenant Lease number 523.  The remaining 25 tenant leases are hereinafter referred to as the Subsequent Sample Tenant Leases.  We make no representations as to the selection criteria used in determining the Subsequent Sample Sites or the Subsequent Sample Tenant Leases.

Further, on August 18, 2020 representatives of Barclays, on behalf of the Company, provided us with a computer-generated data file and related record layout (the “Subsequent Statistical Data File”) containing data with respect to 928 tower sites (the “Subsequent Tower Sites”) and the related 1,381 tenant leases (the “Subsequent Tenant Leases”).

File Review Procedures of the Subsequent Sample Sites:

For each of the Subsequent Sample Sites, we performed comparisons of the tower site characteristics (the “Subsequent Tower Site Characteristics”) set forth on the Subsequent Statistical Data File and indicated below.

Subsequent Tower Site Characteristics
1.	Ground interest	10.	Monthly ground rent expense*
2.	Tower type	11.	Management fee*
3.	Tower height	12.	Annual maintenance cap expense*
4.	Monthly revenue*	13.	Annualized run rate net cash flow*
5.	Monthly revenue share rent expense*	14.	Ground lease expiration date@
6.	Monthly property tax amount*	15.	Basic Trade Area (“BTA”)
7.	Other expenses*	16.	Tenant count
8.	CAM revenue*	17.	Telephony lease count
9.	Number of towers per site
* As of June 30, 2020
@ For Subsequent Sample Sites with a ground interest of “leased” set forth on Culumus Disclosure Schedules.

We compared Subsequent Tower Site Characteristics 1. through 9.  to the corresponding information set forth on or derived from schedules provided to us by the Company (collectively, the “Culumus Disclosure Schedules”).

With respect to Subsequent Tower Site Characteristic 10., for Subsequent Sample Sites with a ground interest (as set forth on or derived from the Culumus Disclosure Schedules) of (i) “owned,” we observed a value of zero on the Subsequent Statistical Data File or (ii) “leased,” we compared the monthly ground rent expense to the corresponding information set forth on or derived from the Ground Lease Agreement or the Culumus Disclosure Schedules. At your instruction, for purposes of such comparisons of Subsequent Tower Site Characteristic 10., differences of 2.5% or less of the monthly ground rent expense indicated on the Subsequent Statistical Data File were deemed to be “in agreement.”

With respect to Subsequent Tower Site Characteristic 11., we recomputed the management fee as 5% of the product of (i) the difference between the (a) monthly revenue and (b) monthly revenue share rent expense (each as determined above) and (ii) 12.

With respect to Subsequent Tower Site Characteristic 12., for Subsequent Sample Sites with a tower type (as set forth on or derived from the Culumus Disclosure Schedules) of (i) “land,” we observed an annualized maintenance cap expense of $0.00 on the Subsequent Statistical Data File and (ii) not “land”, we observed an annualized maintenance cap expense of $700 on the Subsequent Statistical Data File.

With respect to Subsequent Tower Site Characteristic 13., we recomputed the annualized run rate net cash flow as the difference between (a) the product of (i) the difference between the (x) monthly revenue and (y) sum of the monthly ground rent expense, other expenses, monthly property tax amount and monthly revenue share rent expense (each as determined above) and (ii) 12 and (b) sum of the annual maintenance cap expense and the management fee (each as determined above).  We compared the results of such recomputations to the corresponding information set forth on the Subsequent Statistical Data File.

We compared Subsequent Tower Site Characteristic 14. to the Ground Lease Agreement.  Further, at your instruction, for purposes of such comparisons, differences of thirty days or less are deemed to be “in agreement.”

We compared Subsequent Tower Site Characteristic 15. to the Basic Trade Area Query.

With respect to Subsequent Tower Site Characteristic 16., we summed the number of Subsequent Sample Tenant Leases with respect to each Subsequent Sample Site set forth on the Subsequent Statistical Data File and compared the results of each summation to the Subsequent Statistical Data File.

With respect to Subsequent Tower Site Characteristic 17., we summed the number of Subsequent Sample Tenant Leases with a technology classification of “telephony” (as set forth on the Subsequent Statistical Data File) for each Subsequent Sample Site and compared the results of each summation to the telephony lease set forth on the Subsequent Statistical Data File.

The subsequent tower site documents described above (including the Basic Trade Area Query) and any other related documents used in support of the Subsequent Tower Site Characteristics were provided to us by, or on behalf of, the Company and are collectively referred to hereinafter as the “Subsequent Tower Site Documentation.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Subsequent Tower Site Documentation and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Subsequent Tower Site Documentation.  In addition, we make no representations as to whether the Subsequent Tower Site Documentation are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Subsequent Sample Sites.

File Review Procedures of the Subsequent Sample Tenant Leases:

For each of the Subsequent Sample Tenant Leases, we performed comparisons of the tenant lease characteristics (the “Subsequent Tenant Lease Characteristics”) set forth on the Subsequent Statistical Data File, and indicated below.

Subsequent Tenant Lease Characteristics
1.	Parent	7.	Final expiration term (months)
2.	Monthly revenue	8.	Current term end (Months)
3.	Lease current expiration date	9.	Escalation Amount
4.	Lease escalation frequency	10.	Annualized revenue
5.	Total number of renewals	11.	Investment grade
6.	Final expiration date
* As of June 30, 2020

We compared Subsequent Tenant Lease Characteristics 1. through 9. to the corresponding information set forth on or derived from the Tenant Lease Agreement or the Cumulus Disclosure Schedules.  At your instruction, for purposes of each comparison of Subsequent Tenant Lease Characteristic 2., differences of 2.5% or less of the monthly revenue indicated on the Subsequent Statistical Data File were deemed to be “in agreement.”  Further, at your instruction, for purposes of each comparison of Tenant Lease Characteristics 3. and 6., differences of 30 days or less are deemed to be “in agreement.” Additionally, with respect to the Subsequent Sample Tenant Leases indicated in Appendix A, for purposes of our comparison of Characteristics 2., 3., 6, 7. and 8, we were instructed to assume a “commencement date” of September 15, 2020.

With respect to Subsequent Tenant Lease Characteristic 10., we recomputed the annualized revenue as the product of (i) the monthly revenue (as determined above) and (ii) 12 and compared such result to the annualized revenue set forth on the Subsequent Statistical Data File.  At your instruction, for purposes of each comparison of Subsequent Tenant Lease Characteristic 10., differences of 2.5% or less of the annualized revenue indicated on the Subsequent Statistical Data File were deemed to be “in agreement.”

We compared Subsequent Tenant Lease Characteristic 11. to the “Subsequent Rating Spreadsheet” provided to us by Barclays, on behalf of the Company, on August 19, 2020.

The subsequent tenant lease documents indicated above and any other related documents provided in support of the Subsequent Tenant Lease Characteristics were provided to us by, or on behalf of, the Company and are collectively referred to hereinafter as the “Subsequent Tenant Lease Documentation.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Subsequent Tenant Lease Documentation and we make no representations concerning the accuracy or completeness of any of the information contained therein.  Further, we make no representations as to whether the Subsequent Tenant Lease Documentation are comprehensive and valid instruments and reflect the current prevailing terms with respect to the corresponding Subsequent Sample Tenant Leases.

File Review Procedures of the Radio Stations:

On July 30, 2020, representatives of Barclays, on behalf of the Company, provided us with a (i) computer-generated data file and related record layout (the “Radio Station Data File”) containing data with respect to 364 iHeart radio stations (the “Radio Stations”) associated with the Transaction and (ii) listing that included 25 Radio Stations that were associated with an Initial Sample Site (the “Sample Radio Stations”).  We make no representations as to the selection criteria used in determining the Sample Radio Stations.

For each Sample Radio Station, we performed certain comparisons of the radio station characteristics (the “Radio Station Characteristics”) set forth on the Radio Station Data File and indicated below.

Radio Station Characteristics
1.	Monthly rent
2.	Radio Frequency

We compared Radio Station Characteristic 1. to the corresponding information set forth on or derived from the “Site Lease Agreement.”

At your instruction, we accessed the “FCC Website” (https://www.fcc.gov) on August 1, 2020 and, using methodologies provided to us by Barclays, on behalf of the Company, and the station call letters (as set forth on the Radio Station Data File), we compared Radio Station Characteristic 2. to the corresponding information set forth on the following links on the “FCC Website”: for a radio frequency of (i) “FM” - (https://www.fcc.gov/media/radio/fm-query) and (ii) “AM” - https://www.fcc.gov/media/radio/am-query.

The radio station documents described above (including the FCC Website) and any other related documents used in support of the Radio Station Characteristics were provided to us by, or on the behalf of, the Company and are collectively referred to hereinafter as the “Radio Station Documentation.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Radio Station Documentation and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Radio Station Documentation.  In addition, we make no representations as to whether the Radio Station Documentation are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Radio Stations.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the (i) Initial Tower Site Characteristics and Initial Tenant Lease Characteristics set forth on the Initial Statistical Data File, (ii) Subsequent Tower Site Characteristics and Subsequent Tenant Lease Characteristics set forth on the Subsequent Statistical Data File and (iii) Radio Station Characteristics set forth on the Radio Station Data File were found to be in agreement, except as described in (a) Appendix B for the Initial Tenant Lease Characteristics, (b) Appendix C for the Subsequent Tower Site Characteristics and (c) Appendix D for the Radio Station Characteristics.  Supplemental information is contained on Appendix E through Appendix H.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the Initial and Subsequent Tower Sites, Initial and Subsequent Tenant Leases or Radio Stations underlying the Initial Statistical Data File, Subsequent Statistical Data File or Radio Station Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the Initial and Subsequent Tower Sites, Initial and Subsequent Tenant Leases or Radio Stations or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

September 2, 2020

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 2, 2020.

In applying our agreed-upon procedures as outlined above, for Subsequent Tenant Lease Characteristics 2., 3., 6., 7. and 8., we were instructed to assume a “commencement date” of September 15, 2020 for the following Subsequent Sample Tenant Leases:

15
16
19
21
139
185
186
211
212
221
233
244
255
259
275
276
278
301
303
365
426
441

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 2, 2020.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description – Initial Tenant Lease Characteristics

1	One difference in escalation type.
2	One difference in total number of renewals.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 2, 2020.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description – Subsequent Tower Site Characteristics
1	One difference in ground interest.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix D to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 2, 2020.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description – Radio Station Characteristics
1	Six differences in radio frequency.
2	One radio frequency we were not able to verify.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix E to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 2, 2020

Supplemental Information Related to the Findings Set Forth on Appendix B

Exception Description Number	Initial Sample Tenant Lease number	Initial Tenant Lease Characteristic	Initial Tenant Lease Characteristic set forth on the Initial Statistical Data File	Initial Tenant Lease Characteristic set forth on the Initial Tenant Lease Documentation

1	4103	Escalation type	Fixed	CPI
2	3604	Total number of renewals	6	2

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix F to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 2, 2020

Supplemental Information Related to the Findings Set Forth on Appendix C

Exception Description Number	Subsequent Sample Site Lease number	Subsequent Sample Site Characteristic	Subsequent Tower Site Characteristic set forth on the Subsequent Statistical Data File	Subsequent Tower Site Characteristic set forth on or derived from the Subsequent Tower Site Documentation

1	AL020	Ground interest	Owned	Leased

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix G to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 2, 2020

Supplemental Information Related to the Findings Set Forth on Appendix D

Exception Description Number	Sample Radio Station number	Station Call Letter set forth on the Radio Station Data File	Radio Station Characteristic	Radio Station Characteristic set forth on the Radio Station Data File	Radio Station Characteristic set forth on or derived from the FCC Website

1	SKA-008	KZFS	Radio frequency	Not provided	FM
1	SKA-008	KCDA	Radio frequency	Not provided	FX
1	SKA-008	KQNT	Radio frequency	Not provided	AM
1	SKA-008	KISC	Radio frequency	Not provided	FM
1	SKA-008	KKZX	Radio frequency	Not provided	FM
1	SKA-008	KIIX	Radio frequency	Not provided	FM

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix H to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 2, 2020

In applying our agreed-upon procedures as outlined above, we were not able to verify the radio frequency from the FCC Website for the following Sample Radio Station:

Exception Description Number	Sample Radio Station number	Station Call Letter set forth on the Radio Station Data File

2	SKA-008	K256CE

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.